UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

OceanTech Acquisitions I Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40450	85-2122558
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 Madison Avenue, Suite 8133 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 412-1272

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable Warrant	OTECU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	OTEC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	OTECW	The NASDAQ Stock Market LLC

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of OceanTech Acquisitions I Corp. (the “Company”), on June 2, 2021, the Company consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one redeemable warrant (“Public Warrant”), each whole Public Warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. In addition, simultaneously with the closing of the IPO, as previously reported on a Current Report on Form 8-K of the Company, the Company consummated the private sale of an aggregate of 4,571,000 warrants (the “Private Placement Warrants”), of which 3,871,000 Private Placement Warrants were purchased by OceanTech Acquisitions I Sponsors LLC (the “Sponsor”) and 700,000 Private Placement Warrants were purchased by Maxim Group LLC (and/or its designees) at a purchase price of $1.00 per Private Placement Warrant. In addition, the underwriter of the IPO (the “Underwriter”) was granted a 45-day option to purchase up to an aggregate of 1,500,000 additional Units to cover over-allotments, if any.

On June 17, 2021, the Underwriter partially exercised the over-allotment option (the “Over-Allotment Option”) and purchased an additional 326,000 Units (the “Over-Allotment Units”), generating gross proceeds of $3,260,000. On June 21, 2021, in connection with the sale of Over-Allotment Units, the Company consummated a private sale of an additional 97,800 Private Placement Warrants, of which 74,980 Private Placement Warrants were purchased by the Sponsor and 22,820 Private Placement Warrants were purchased by Maxim Group LLC (and/or its designees) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $97,800.

On June 21, 2021, the Underwriter waived the remainder of the Over-Allotment Option (the “Waiver”). As a result of the Waiver, the Sponsor will forfeit an aggregate of 293,500 shares of the Company’s Class B common stock.

A total of $3,292,600 of the proceeds from the sale of the Units, the Over-Allotment Units and the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of June 2, 2021, reflecting receipt of the proceeds upon the consummation of the IPO and the sale of the Private Placement Warrants on June 2, 2021, but not the proceeds from the sale of the Over-Allotment Units and the additional Private Placement Warrants on June 21, 2021 had been prepared by the Company and previously filed on a Current Report on Form 8-K. The Company’s unaudited pro forma balance sheet as of June 21, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the additional Private Placement Warrants on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Pro Forma Audited Balance Sheet as of June 21, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2021

OceanTech Acquisitions I Corp.

By:	/s/ Joseph Adir
Name:	Joseph Adir
Title:	Chief Executive Officer

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